SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K

                 QUARTERLY REPORT UNDER SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:          June 5, 1997


                       BUILDERS TRANSPORT, INCORPORATED
                       --------------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                    0-11300                   58-1186216
-------------------------------     -------------          -------------------
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization)      File Number)            Identification No.)


POST OFFICE BOX 7005
2029 WEST DEKALB STREET
CAMDEN, SOUTH CAROLINA                                           29020-7005
-----------------------------------------------------------------------------
(Address of principal                                            (Zip code)
 executive offices)

Registrant's telephone number, including area code             (803) 432-1400
                                                                -------------



























Item 5.  OTHER EVENTS

     Effective immediately Dan Braatz, formerly Vice President of Builders' Flatbed Division, has been elected the new President and Chief Operating Officer of Builders Transport, Incorporated (the "Company"). Mr. Braatz replaced John Morris who has been elected President of the Company's Dedicated Services and Contract Logistics Group. Dan Haffner will replace Mr. Braatz as Vice President of the Company's Flatbed Division and Jim Simoneau will replace Mike Adams as Vice President of the Company's Van Division.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     99.1 Press release issued by Builders Transport, Incorporated on May 23, 1997.





                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 27, 1997


                                               BUILDERS TRANSPORT, INCORPORATED


                                               By:  /S/ Stanford M. Dinstein
                                                  -----------------------------
                                                  Stanford M. Dinstein
                                                  Vice Chairman and
                                                  Chief Executive Officer


















                                      -2-


                                                                  Exhibit 99.1

BUILDERS TRANSPORT ANNOUNCES
DAN BRAATZ HAS BECOME NEW PRESIDENT AND
CHIEF OPERATING OFFICER

Camden, South Carolina, May 23, 1997 -- Builders Transport, Incorporated (NASDAQ-TRUK) announced that Dan Braatz, formerly Vice President of Builders' Flatbed Division, has been elected the new President and Chief Operating Officer of the Company, effective immediately. Prior to joining Builders in June 1996, Mr. Braatz served in several management positions with J.B. Hunt, most recently as Senior Vice President Sales and Marketing. Mr. Braatz replaces John Morris who had been elected President of Builders' Dedicated Services and Contract Logistics Group. It is anticipated that Mr. Braatz will be elected to the Board of Directors following the annual meeting of the Company's stockholders in early June. Additionally, Dan Haffner will replace Mr. Braatz as Vice President of Builders' Flatbed Division, and Jim Simoneau will replace Mike Adams as Vice President of Builders' Van Division. Mr. Haffner has worked in various supervisory positions in Builders' Flatbed Division since 1987. Before Joining Builders in 1996, Mr. Simoneau was Division Vice President with Special Transport.

Commenting on the management realignment, David Walentas, Chairman of the Board, stated: "We believe that these realignments are appropriate for Builders at this time as we continue to work on restructuring certain of our debt obligations and returning the Company to profitability. We are extremely fortunate to have found someone of Dan Braatz's capability to lead our operations in the coming years. Dan has an enviable record in the trucking business that speaks for itself."

Builders Transport is a truckload carrier transporting a wide range of general commodities.

Statements contained in this press release that are not historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, Builders Transport, through its senior management, may, from time to time, make forward-looking public statements about the matters described herein or other matters concerning the Company. All such forward-looking statements are necessarily estimates reflecting the best judgment of the Company's senior management based upon current information and involve a number of risks and uncertainties. Such forward-looking statements should also be considered in light of certain factors set forth in Builders Transport's filings with the Securities and Exchange Commission that could affect future accuracy of those statements. Builders Transport, however, disclaims any intent or obligation to update such forward-looking statements.


For Information on Builders Transport contact:

Stanford M. Dinstein
Vice Chairman, Chief Executive Officer
(212) 765-5610